                         DEAN WITTER
                         WORLD WIDE INCOME TRUST
                         PROSPECTUS--FEBRUARY 6, 1998

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DEAN WITTER WORLD WIDE INCOME TRUST (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY, WHOSE PRIMARY INVESTMENT OBJECTIVE IS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME. AS A SECONDARY OBJECTIVE, THE FUND WILL SEEK APPRECIATION IN THE VALUE OF ITS ASSETS. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVES BY INVESTING PRIMARILY IN FIXED-INCOME SECURITIES ISSUED OR GUARANTEED BY FOREIGN GOVERNMENTS, ISSUED BY FOREIGN OR U.S. COMPANIES, OR ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES. (SEE "INVESTMENT OBJECTIVES AND POLICIES.")

The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 6, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary................................       2

Summary of Fund Expenses..........................       4

Financial Highlights..............................       5

The Fund and Its Management.......................       8

Investment Objectives and Policies................       8

  Risk Considerations.............................      10

Investment Restrictions...........................      16

Purchase of Fund Shares...........................      16

Shareholder Services..............................      24

Redemptions and Repurchases.......................      26

Dividends, Distributions and Taxes................      27

Performance Information...........................      28

Additional Information............................      28

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
WORLD WIDE INCOME TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 or (800) 869-NEWS (toll-free)

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  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.

                   DEAN WITTER DISTRIBUTORS INC., DISTRIBUTOR

PROSPECTUS SUMMARY
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THE FUND        The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end, non-diversified management investment company. The Fund invests primarily in fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or issued or guaranteed by the U.S. Government, its agencies and instrumentalities.
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SHARES OFFERED  Shares of beneficial interest with $0.01 par value (see page 28). The Fund offers four
                Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 16-24).
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MINIMUM         The minimum initial investment for each Class is $1,000 ($100 if the account is opened
PURCHASE        through EasyInvest-SM-). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc. serves as investment manager
                ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page
                16).
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INVESTMENT      The primary investment objective of the Fund is to provide a high level of current
OBJECTIVES      income. As a secondary objective, the Fund will seek appreciation in the value of its assets (see page 8).
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INVESTMENT      Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and
MANAGER         its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies and other portfolios with assets of approximately $102.9 billion at
                December 31, 1997 (see page 8).
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MANAGEMENT FEE  The Investment Manager receives a monthly fee at the annual rate of 0.75% of the Fund's daily net assets, scaled down at various asset levels to 0.30% of the Fund's daily net assets on assets in excess of $1 billion (see page 8).
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DISTRIBUTOR     Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution
AND             plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with
DISTRIBUTION    respect to the distribution fees paid by the Class A, Class B and Class C shares of the
FEE             Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the
                12b-1 fee payable by each of Class B and Class C equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of the National Association of
                Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 16 and 23).
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ALTERNATIVE     Four classes of shares are offered:
PURCHASE        - Class A shares are offered with a front-end sales charge, starting at 4.25% and
ARRANGEMENTS    reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the
                Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1
                Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 16, 19 and 23).

                - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans.
                Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 0.85% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to
                Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 16, 20 and 23).

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                - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.85% of average daily net assets of the Class (see pages 16, 22 and 23).

                - Class D shares are offered only to investors meeting an initial investment minimum of
                $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or
                CDSC and are not subject to any 12b-1 fee (see pages 16, 22 and 23).
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DIVIDENDS AND   Dividends from net investment income are declared and paid monthly. Capital gains, if
CAPITAL GAINS   any, are paid at least annually. The Fund may, however, determine to retain all or part
DISTRIBUTIONS   of any net long-term capital gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 24 and 27).
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REDEMPTION      Shares are redeemable by the shareholder at net asset value less any applicable CDSC on
                Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account (see page 26).
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SPECIAL RISK    The net asset value of the Fund's shares will fluctuate with changes in the market value
CONSIDERATIONS  of its portfolio securities. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended (see page 10). In addition, it should be recognized that the foreign securities and markets in which the Fund will invest pose different and possibly greater risks than those customarily associated with domestic securities and their markets.
                Moreover, investors should consider other risks associated with a portfolio of international securities, including fluctuations in foreign currency exchange rates
                (i.e., if a substantial portion of the Fund's assets are denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates, as well as investments in forward currency contracts, options and futures contracts (see pages
                10-15).

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  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
              ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF
                            ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
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The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended October 31, 1997.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   4.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
 price or redemption proceeds)..................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees.................................................................   0.75%       0.75%     0.75%       0.75%
12b-1 Fees (5) (6)..............................................................   0.25%       0.85%     0.85%       None
Other Expenses..................................................................   0.42%       0.42%     0.42%       0.42%
Total Fund Operating Expenses (7)...............................................   1.42%       2.02%     2.02%       1.17%

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(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.
(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES--LEVEL LOAD ALTERNATIVE--CLASS C SHARES").
(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.20% OF THE AVERAGE DAILY NET ASSETS OF CLASS B AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF CLASS C ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").
(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 0.85% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").
(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE ESTIMATES BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

EXAMPLES                                                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                              ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:
    Class A.................................................................................   $56       $86      $117       $205
    Class B.................................................................................   $71       $93      $129       $235
    Class C.................................................................................   $31       $63      $109       $235
    Class D.................................................................................   $12       $37      $ 64       $142
You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.................................................................................   $56       $86      $117       $205
    Class B.................................................................................   $21       $63      $109       $235
    Class C.................................................................................   $21       $63      $109       $235
    Class D.................................................................................   $12       $37      $ 64       $142

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
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The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                                                                       FOR THE
                                                                                                                        PERIOD
                                                                                                                      MARCH 30,
                                                                                                                        1989*
                                                       FOR THE YEAR ENDED OCTOBER 31,                                  THROUGH
                          -----------------------------------------------------------------------------------------  OCTOBER 31,
CLASS B SHARES            1997**++    1996       1995        1994        1993       1992        1991        1990         1989
                          --------  ---------  ---------  ----------   ---------  ---------  ----------   ---------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of period..... $   9.33  $    9.08  $    8.55  $     9.39   $    9.11  $    9.11  $    10.38   $    9.55  $  10.00
                          --------  ---------  ---------       -----   ---------  ---------  ----------   ---------    ------
Net investment income....     0.55       0.60       0.55        0.55        0.59       0.62        0.82        0.95      0.49
Net realized and
 unrealized gain
 (loss)..................     0.07       0.48       0.48       (0.92)       0.27       0.01       (0.99)       0.78     (0.45)
                          --------  ---------  ---------       -----   ---------  ---------  ----------   ---------    ------
Total from investment
 operations..............     0.62       1.08       1.03       (0.37)       0.86       0.63       (0.17)       1.73      0.04
                          --------  ---------  ---------       -----   ---------  ---------  ----------   ---------    ------
Less dividends and
 distributions from:
   Net investment
   income................    (0.92)     (0.83)     (0.50)      (0.22)      (0.58)     (0.63)      (0.86)      (0.90)    (0.49)
   Net realized gain.....    --        --         --          --          --         --           (0.24)     --         --
   Paid-in-capital.......    --        --         --           (0.25)     --         --          --          --         --
                          --------  ---------  ---------       -----   ---------  ---------  ----------   ---------    ------
Total dividends and
 distributions...........    (0.92)     (0.83)     (0.50)      (0.47)      (0.58)     (0.63)      (1.10)      (0.90)    (0.49)
                          --------  ---------  ---------       -----   ---------  ---------  ----------   ---------    ------
Net asset value, end of
 period.................. $   9.03  $    9.33  $    9.08  $     8.55   $    9.39  $    9.11  $     9.11   $   10.38  $   9.55
                          --------  ---------  ---------       -----   ---------  ---------  ----------   ---------    ------
                          --------  ---------  ---------       -----   ---------  ---------  ----------   ---------    ------
TOTAL INVESTMENT
 RETURN+.................     7.05%     12.60%     12.45%      (3.99)%      9.72%      7.13%      (1.75)%     19.22%     0.40%(1)
RATIOS TO AVERAGE NET
 ASSETS:
Expenses.................     2.02%      1.96%      1.93%       1.91%       1.87%      1.87%       1.76%       1.81%     1.90%(2)
Net investment income....     6.07%      6.39%      6.21%       5.87%       6.39%      6.78%       8.45%       9.76%     9.10%(2)
SUPPLEMENTAL DATA:
Net assets, end of
 period, in thousands....  $94,556   $114,022   $138,165    $179,563    $275,319   $324,185    $421,051    $462,709  $388,578
Portfolio turnover
 rate....................      345%       263%       254%        229%        229%       214%        245%        109%      113%(1)

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 *  COMMENCEMENT OF OPERATIONS.

 ** PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED AS CLASS B SHARES.

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

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                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
CLASS A SHARES                                                               1997++
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.15
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.20
                                                                             ------
Less dividends from net investment income.............................        (0.15)
                                                                             ------
Net asset value, end of period........................................      $  9.02
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.27%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.46%(2)
Net investment income.................................................         6.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $682
Portfolio turnover rate...............................................          345%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.14
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.19
                                                                             ------
Less dividends from net investment income.............................        (0.14)
                                                                             ------
Net asset value, end of period........................................      $  9.02
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.12%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.00%(2)
Net investment income.................................................         5.89%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $111
Portfolio turnover rate...............................................          345%

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 *  THE DATE SHARES WERE FIRST ISSUED.

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

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                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
                                                                             1997++
                                                                        ----------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.16
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.21
                                                                             ------
Less dividends from net investment income.............................        (0.15)
                                                                             ------
Net asset value, end of period........................................      $  9.03
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.16%(2)
Net investment income.................................................         6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $39
Portfolio turnover rate...............................................          345%

-------------
 *  THE DATE SHARES WERE FIRST ISSUED.

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
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Dean Witter World Wide Income Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on October 14, 1988.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies, 29 of which are listed on the New York Stock Exchange, with combined total assets of approximately $98.9 billion as of December 31, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.75% of the daily net assets of the Fund up to $250 million, scaled down at various asset levels to 0.30% of the daily net assets of the Fund exceeding $1 billion. For the fiscal year ended October 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets and the total expenses of Class B amounted to 2.02% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVES AND POLICIES
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The primary investment objective of the Fund is to provide a high level of current income. As a secondary objective, the Fund will seek appreciation in the value of its assets. The Fund will attempt to achieve its investment objectives by investing primarily in a portfolio of fixed-income securities issued by foreign and U.S. corporations or issued or guaranteed by foreign governments, government agencies or government subdivisions, supranational organizations (or any subdivision thereof) and the U.S. Government, its agencies and instrumentalities. There can be no assurance that the Fund will achieve its objectives. The investment objectives are fundamental policies of the Fund and, as such, may not be changed without the approval of the shareholders of the Fund.

    The Fund may invest in securities issued by government entities or corporations of any single nation and which are denominated in any single currency. The Investment Manager will, however, actively allocate the Fund's investments among various geographic regions, nations, currencies and corporations or governmental entities in its attempt to maximize the dividends paid on the Fund's shares and, if possible, the appreciation of their value. In addition, it is the Fund's policy that, during normal market conditions, its assets will be comprised of investments in the securities of issuers located in at least three separate nations (which may include the United States). The Investment Manager will consider such factors as the yield of individual securities, the anticipated appreciation of such securities, the state of the economies of the countries in which the investments are made, the levels of inflation existing in such countries, the liquidity and financial soundness of the markets in which such securities trade, the levels of inflation existing within the relevant country and the current and anticipated relationships of such countries' currencies to the U.S. dollar. The currency in which the Fund's securities will be principally denominated will be a function of these factors in that, at any given time, the Investment Manager may determine, after review of these factors, that the fixed-income securities in a given country are superior to the fixed-income securities in a different country, and, accordingly, increase the proportion of the Fund's assets denominated in the currency of the country with the superior investment climate.

    It is anticipated that the securities held by the Fund in its portfolio will be denominated, principally, in the following currencies: the United States dollar, Australian dollar, New Zealand dollar, German mark, Japanese yen, French franc, British pound, Canadian dollar, Mexican peso, Swiss franc, Dutch guilder, Belgian franc, Swedish kronor, Italian lira, Finnish markka and European Currency Unit (a weighted composite of the currencies of member states of the European Monetary System). Securities of issuers within a given country may be denominated in the currency of a different country.

    The U.S. Government securities in which the Fund may invest include U.S. Treasury bonds, notes and bills, which are direct obligations of the U.S. Government as well as in securities issued or guaranteed by agencies and instrumentalities of the U.S. Government. Some of the securities of such agencies and instrumentalities are backed by the full faith and credit of the U.S. (e.g., the Government National Mortgage Association), while others are not backed by the full faith and credit of the U.S. but are backed by the credit of the issuing agency or instrumentality (e.g., the Federal Home Loan Bank) or are backed by an existing line of credit with the U.S. Treasury from which its issuing agency or instrumentality may borrow (e.g., the Federal National Mortgage Association).

    The Fund may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies.

    In seeking to achieve its objectives, the Fund will normally invest at least 65% of its assets in fixed-income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or fixed-income securities issued by U.S. corporations, foreign governments, foreign corporations or other entities which have been rated within the four highest categories as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB), or which are unrated by such rating agencies but which are deemed to be of comparable quality by the Investment Manager. The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. Fixed-income securities rated Baa by Moody's have certain speculative characteristics. A description of S&P and Moody's ratings is contained in the Statement of Additional Information.

    The types of fixed-income securities invested in by the Fund include straight debt obligations of varying maturities, such as bonds, notes, bills, debentures, equipment lease and trust certificates, conditional sales contracts, commercial paper, commercial bank obligations, obligations of savings institutions, bankers' acceptances, Eurodollar certificates of deposit and fixed and adjustable rate preferred stocks.

    The Fund may invest without limitation in notes and commercial paper, the principal amount of which is indexed to certain specific foreign currency exchange rates. Indexed notes and commercial paper typically provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Investment Manager will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

    Under normal conditions, a percentage of the short-term investments in the Fund's portfolio may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments or issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, bankers' acceptances, time deposits and deposit notes and certain other short-term obligations such as short-term commercial paper. With respect to bank money instruments, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation.

    In addition, the Fund may invest in fixed-income securities which are convertible into common stock, such as convertible debentures and convertible preferred stock, and fixed-income securities to which are attached equity features such as shares of common stock, warrants for the purchase of common stock, participations based on revenues, sales or profits and other conversion and/or exchange rights.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its assets are invested in cash or money market instruments. Under such circumstances, the money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government; U.S. bank obligations; Eurodollar certificates of deposit; obligations of American savings institutions; fully insured certificates of deposit; and commercial paper of U.S. issuers rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

RISK CONSIDERATIONS

The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

    All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

    The Fund may also purchase fixed-income securities which are issued by U.S. issuers and which are denominated in U.S. dollars but which return principal to investors in amounts which are tied to the exchange rate between the U.S. dollar and a foreign currency. The payment of interest on such securities is generally made at a fixed U.S. dollar rate.

NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended (the "Act"). As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund anticipates that it will qualify as a regulated investment company under the federal income tax laws and, if so qualified, will be subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations may affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's yield on such assets and the net asset value of a share of the Fund as well as the amount of the Fund's distributions. For example, if a substantial portion of the Fund's assets are denominated in Japanese yen and the relative exchange rate of the yen falls with respect to the U.S. dollar (i.e., a yen is worth a smaller fraction of a dollar than it had been) then the Fund will be receiving a lesser amount of interest on its fixed-income securities denominated in yen (when converted into U.S. dollars) and when the Fund's assets are valued for purposes of determining the net asset value per share of the Fund, the net assets of the Fund reflected by the yen-denominated securities will have declined in U.S. dollar value and the net asset value of the Fund (always stated in U.S. dollars) may have also declined.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

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    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts, options on securities and currencies, and futures contracts and options on futures contracts on securities, currencies and indexes. The Fund may also write options on securities and currencies to assist it in meeting its objective of providing a high level of current income. A discussion of these transactions follows and is supplemented by further disclosure in the Statement of Additional Information.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, it may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. The Investment Manager will select this method of hedging, called "cross-hedging," when it determines that the foreign currency in which the portfolio securities are denominated have insufficient liquidity or are trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

    In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Fund enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Fund may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Fund is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

OPTIONS AND FUTURES TRANSACTIONS

The Fund may purchase and sell (write) call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities which are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With respect to OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC.

COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities which are denominated in either U.S. dollars or foreign currencies, without limit, in order to aid it in achieving its investment objectives and to close out long call option positions. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security or amount of currency underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). The Fund will write put options for three purposes: (1) to receive the premiums paid by purchasers; (2) when the Investment Manager wishes to purchase the security underlying the option (or a security denominated in the currency underlying the option) at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a written call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. Similarly, the Fund may purchase put options on currencies in which securities which it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. There are no other limits on the Fund's ability to purchase call and put options.

FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment-Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging the value of its fixed-income portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in their prices. The Fund will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.

    Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The Fund, by entering into transactions in foreign futures and options markets, will also incur risks similar to those discussed above under the section entitled "Foreign Securities."

OTHER INVESTMENT POLICIES

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the Fund.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular time, may be unable to find qualified institutional buyers interested in purchasing such securities.

LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    For additional risk disclosure, please refer to the discussion of specific investments under the "Investment Objectives and Policies" section of the Prospectus and the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objectives.

    The Fund is managed within InterCapital's Taxable Fixed-Income Group, which manages 23 funds and fund portfolios, with approximately $13.3 billion in assets at December 31, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital, and Peter J. Seeley, Vice President of InterCapital (since April, 1996), each a member of InterCapital's Taxable Fixed-Income Group, are the primary portfolio managers of the Fund. Mr. Gupta and Mr. Seeley have been the Fund's primary portfolio managers since February, 1998 and December, 1994, respectively. Mr. Gupta has been managing portfolios consisting of fixed-income securities since June, 1987. Mr. Seeley has been a portfolio manager with InterCapital since July, 1994, prior to which time he was a portfolio manager with Nikko Capital Management (October, 1992-June, 1994). In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital, and the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

    Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Securities purchased by the Fund are generally sold by dealers acting as principal for their own accounts. Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR, Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of InterCapital. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR and Morgan Stanley & Co. Incorporated.

    The Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 300% in any one year. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

        1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry.

        2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

        3. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

        4. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

        5. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        6. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, the Fund is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Fund may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the options intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter World Wide Income Trust, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to
(i) Systematic Payroll Deduction Plans (including Individual Retirement Plans),
(ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 0.85% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative-- Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative-- Class D Shares."

SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 0.85% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                   CONVERSION
  CLASS          SALES CHARGE         12B-1 FEE      FEATURE
    A      Maximum 4.25% initial        0.25%          No
           sales charge reduced for
           purchases of $25,000 and
           over; shares sold without
           an initial sales charge
           generally subject to a
           1.0% CDSC during first
           year.
    B      Maximum 5.0% CDSC during     0.85%    B shares
           the first year decreasing             convert to A
           to 0 after six years                  shares
                                                 automatically
                                                 after
                                                 approximately
                                                 ten years
    C      1.0% CDSC during first       0.85%          No
           year
    D                None               None           No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE-- CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares-- CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and
(ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                         SALES CHARGE
                             -------------------------------------
                               PERCENTAGE OF       APPROXIMATE
         AMOUNT OF            PUBLIC OFFERING     PERCENTAGE OF
    SINGLE TRANSACTION             PRICE         AMOUNT INVESTED
---------------------------  -----------------  ------------------
Less than $25,000..........          4.25%               4.44%
$25,000 but less
  than $50,000.............          4.00%               4.17%
$50,000 but less
  than $100,000............          3.50%               3.63%
$100,000 but less
  than $250,000............          2.75%               2.83%
$250,000 but less
  than $1 million..........          1.75%               1.78%
$1 million and over........             0                   0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of
Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the program's agreements, and restrictions on transferability of Fund shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (4) Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

          YEAR SINCE PURCHASE             CDSC AS A PERCENTAGE
              PAYMENT MADE                 OF AMOUNT REDEEMED
----------------------------------------  ---------------------
First...................................             5.0%
Second..................................             4.0%
Third...................................             3.0%
Fourth..................................             2.0%
Fifth...................................             2.0%
Sixth...................................             1.0%
Seventh and thereafter..................             None

    In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

          YEAR SINCE PURCHASE             CDSC AS A PERCENTAGE
              PAYMENT MADE                 OF AMOUNT REDEEMED
----------------------------------------  ---------------------
First...................................             2.0%
Second..................................             2.0%
Third...................................             1.0%
Fourth and thereafter...................             None

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and
(iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--
CLASS C SHARES

Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative-- Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 0.85% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--
CLASS D SHARES

Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees mandatory redemption upon termination and such other circumstances as specified in the programs' agreements and restrictions on transferability of Fund shares);
(iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.20% and 0.25% of the average daily net assets of each of these Classes, respectively, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended October 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $881,250, which amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year. These payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28 through October 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $169 and $165, respectively, which amounts on an annualized basis are equal to 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $8,370,199 at October 31, 1997, which was equal to 8.77% of the net assets of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to account executives at the time of sale totalled $715 in the case of Class C at December 31, 1997, which amount was equal to 0.61% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued (if there were no sales that day, the security is valued at the latest bid price; in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
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AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases.")

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

ADDITIONAL INFORMATION REGARDING EXPENSES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the

Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fradulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
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REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional information required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay monthly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term and long-term capital gains to shareholders and remain qualified as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures generally are treated as 60% long-term gain/loss and 40% short-term gain/loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
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From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc. and Salomon Brothers Treasury Index, Salomon Brothers World Government Index, Salomon Brothers Corporate Index, Lehman Corporate/Government Bond Index and Donahue's Money Market Index).

ADDITIONAL INFORMATION
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VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call

Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objectives by investing all of its investable assets in a non-diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Fund.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
WORLD WIDE INCOME TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Rajesh K. Gupta
Vice President
Peter J. Seeley
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank
One Chase Plaza
New York, New York 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

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